SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement	[_] Soliciting Material Under Rule 14a-12
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials

IPEC Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

——————————————————————————————
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: ———————————————————————————————————————
(2)	Aggregate number of securities to which transaction applies: ———————————————————————————————————————
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

———————————————————————————————————————
(4)	Proposed maximum aggregate value of transaction: ———————————————————————————————————————
(5)	Total fee paid: ———————————————————————————————————————

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ———————————————————————————————————————
(2)	Form, Schedule or Registration Statement No.: ———————————————————————————————————————
(3)	Filing Party: ———————————————————————————————————————
(4)	Date Filed: ———————————————————————————————————————

IPEC HOLDINGS, INC.

May 3, 2004

DEAR IPEC HOLDINGS SHAREHOLDER:

              You are cordially invited to attend the Annual Meeting of Shareholders of IPEC Holdings, Inc., which will be held at our corporate headquarters located at 185 Northgate Circle, New Castle, Pennsylvania, on Wednesday, June 2, 2004, at 3:00 p.m., eastern time. You will find directions to the meeting in the back of this Information Statement.

              Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting of Shareholders and the attached Information Statement.

              We look forward to seeing you at the meeting.

/S/ Joseph Giordano, Jr. President and Chief Executive Officer
New Castle, Pennsylvania

1

IPEC HOLDINGS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held June 2, 2004

              We will hold the 2004 Annual Meeting of Shareholders of IPEC Holdings Inc. (the “Company”) at our corporate headquarters located at 185 Northgate Circle, New Castle, Pennsylvania, on Wednesday, June 2, 2004, at 3:00 p.m., eastern time. At the Annual Meeting, we will ask you to consider the following proposals:

(1) Elect seven (7) directors to the Company’s Board of Directors;

(2) Approve an amendment and restatement of the 2002 Stock Option Plan to increase the aggregate number of shares under option equal to the greater of (i) 20% of the number of shares of common stock outstanding at the end of the Corporation’s last completed fiscal quarter or (ii) 1,750,000;

(3) Ratify the selection by the Board of Directors of Beard Miller Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004; and

(4) Transact such other business as properly may come before the meeting.

              The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to notice of, and to vote at, the meeting and at any adjournments thereof is May 3, 2004. The stock transfer books will not be closed between the record date and the date of the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection at the Company’s principal executive offices.

              Please note that the Company’s principal shareholders intend to cast their votes in favor of management’s nominees for directors, approval of the amendment and restatement of the 2002 Stock Option Plan, and ratification of the selection of the auditors. You are cordially invited to attend the meeting in person.

             If you plan to attend the meeting in person, please call Caryn Fuchs at (724) 658-3004 so that we can make the proper arrangements.

New Castle, Pennsylvania May 3, 2004	BY ORDER OF THE BOARD OF DIRECTORS: /S/ Charles J. Long, Jr., Secretary

2

IPEC HOLDINGS INC.
P.O. Box 5311, 185 Northgate Circle
New Castle, Pennsylvania 16105

INFORMATION STATEMENT
FOR
ANNUAL SHAREHOLDERS MEETING TO BE HELD JUNE 2, 2004

              This Information Statement is provided in connection with the solicitation of proxies by the Board of Directors of IPEC Holdings, Inc., a Nevada corporation, for the Annual Meeting of Shareholders to be held at 3:00 p.m. Eastern Time on June 2, 2004, at our corporate headquarters located at 185 Northgate Circle, New Castle, Pennsylvania, and at any adjournments or postponements of the meeting. This Information Statement will first be mailed on or about May 3, 2004 to all shareholders entitled to vote at the meeting.

**We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy**

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

              The securities entitled to vote at the Annual Meeting consist of all of the issued and outstanding shares of the Company’s common stock. The Board of Directors of the Company has fixed the close of business on May 3, 2004, as the record date. Only shareholders of record as of the record date may vote at the Annual Meeting. As of the record date, there were 9,972,912 shares outstanding.

Voting Rights and Quorum Requirement

              Each shareholder of record as of the record date is entitled to one vote for each share of common stock held as of the record date. The presence at the Annual Meeting of the holders of an amount of shares of common stock representing the right to vote at least a majority of the shares of common stock outstanding as of the record date will constitute a quorum for transacting business. If the persons present or represented by proxy at the meeting constitute the holders of less than majority of the outstanding shares of common stock as of the record date, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the meeting.

Vote Required for Approval

              PROPOSAL 1 - ELECTION OF DIRECTORS: The nominees for director will be elected if they receive a plurality of the votes cast at the Annual Meeting.

              PROPOSAL 2 - AMENDMENT AND RESTATEMENT OF THE 2002 STOCK OPTION PLAN: The amendment and restatement of the 2002 Stock Option Plan will be approved if the number of votes cast in favor of ratification exceeds the number of votes cast in opposition.

              PROPOSAL 3 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS: The appointment of the independent accountants will be ratified if the number of votes cast in favor of ratification exceeds the number of votes cast in opposition.

Dissenters’ Rights of Appraisal

              Under the Nevada Revised Statutes, the actions contemplated to be taken at the Annual Meeting do not create appraisal or dissenters’ rights.

Interests of Certain Persons in Matters to be Acted Upon

              Other than the election of directors, none of the officers and directors has any direct or indirect interest in any matter to be acted upon at the Annual Meeting.

Additional Information About the Company

              The Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 (“fiscal year 2003”), including consolidated financial statements, is being mailed to all shareholders entitled to vote at the Annual Meeting together with this Information Statement.

PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

1. Election of Directors and Management Information

              Seven directors are to be elected at the Annual Meeting to serve for a one-year term, or thereafter until their replacements are duly elected or appointed. The nominees are currently the members of the seven-person Board of Directors and have consented to serve as directors if re-elected. If a nominee cannot serve for any reason, the Board of Directors may designate a substitute nominee.

General

              The names of persons who are nominees for director and their positions and offices with the Company are set forth in the table below. The Company’s principal shareholders intend to vote their shares for the nominees listed below. The authorized number of directors is presently seven. Each of the current directors has been nominated for and has elected to stand for reelection, except for Director Joseph M. Giordano, who resigned from the Board of Directors effective February 25, 2004. On March 29, 2004, the Board of Directors unanimously approved the election of Thomas J. Giordano to fill this vacancy.

              Shares may not be voted for more than seven directors. In the event any nominee is unable or declines to serve as a director at the time of the meeting, the shares held by the Company’s principal shareholders will be voted for any nominee, if any, who may be designated by the Board of Directors to fill the vacancy. As of the date of this Information Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director. The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting will be elected to the Board of Directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. Shareholders may not cumulate votes in the election of directors.

Nominees	Positions and Offices Held with the Company

Joseph Giordano, Jr.	President and Director
Charles J. Long, Jr.	Secretary, Treasurer and Director
Mel Grata	Director
Donald L. Franty	Director
Terry L. Massaro	Director
Joseph J. Prischak	Director
Thomas J. Giordano	Director (1)

(1)	Thomas J. Giordano was elected to fill the vacancy of Joseph M. Giordano by the Board of Directors on March 29, 2004.

4

Business Experience of Nominees

              Joseph Giordano, Jr. (53), President and Director. Mr. Giordano has been the President of International Plastics and Equipment Corp. (“IPEC”) since December 1994 and became the President and a director of the Company in January 2002. Mr. Giordano has also been the Chief Executive Officer of Giordano Construction Company, Inc. (“Giordano Construction”) since 1998 through the present and was the President of Giordano Construction from 1973 through 1998. Giordano Construction provides general, commercial, industrial and telecommunications construction services. From January 2000 through April 2003, Mr. Giordano served as a principal shareholder and director of Everclear Communications, LLC (Walton, Kentucky) a telecommunication construction services company. Joseph Giordano, Jr., is the father of Thomas J. Giordano.

              Charles J. Long, Jr. (42), Secretary, Treasurer and Director. Mr. Long has been the corporate Secretary and Treasurer of IPEC since 1994 and became the Secretary, Treasurer and a Director of the Company in January 2002. Mr. Long has served as the President of E. Long Holdings (New Castle, Pennsylvania) from 1984 through January 2002. E. Long Holdings is a private company that provides paving construction services. Since 1990, Mr. Long has been the President of Hackers Inc. (Volant, Pennsylvania), a private company that owns and manages several golf course facilities.

              Thomas J. Giordano (34), Director. Mr. Giordano became a director March 29, 2004. He has served as Vice-President of Giordano Construction since 1998. Mr. Giordano oversees daily operations of Giordano Construction, which provides general contracting, commercial, industrial and telecommunications construction services in numerous states. Since 2002, Mr. Giordano has been Vice-President and partner of Portage Chrysler, Jeep, Dogde of Garratsville, Ohio. Thomas J. Giordano is the son of Joseph Giordano, Jr.

              Mel Grata (51), Director. Mr. Grata became a director in March 2003. He has been the owner of Mel Grata Chevrolet in Hermitage, Pennsylvania since July 1985. Mr. Grata has been active in his local community, serving as a director of the Shenango Valley Foundation since July 1994, a director of Shenango Valley Industrial Development Corp. since 1984, and a founding member of Subscribers Encouraging Economic Development. In addition, he has previously served as a director of McDowell National Bank/Integra Bank North in Hermitage, Pennsylvania, and as an advisory board member for the First National Bank of Pennsylvania from 1987 to 1991.

              Donald L. Franty (40), Director. Mr. Franty became a director in March 2003. Since August, 2002, he has been an officer and shareholder in Franty Miller & Associates, PC, located in McMurray, Pennsylvania. This is a full-service firm of certified public accountants and management consultants offering services in the areas of auditing, accounting, tax, and management consulting. From 1996 to August 2002, Mr. Franty had a tax and accounting practice under Franty-Good & Co. He was with the Pittsburgh office of Parente Randolph, a Wilkes-Barre based regional firm, from 1989 to 1996. He began his career in public accounting in 1985 with the local firm of Ryan Damratoski & Company, after having received a bachelor’s degree in accounting from West Virginia University. Mr. Franty is a member of the American Institute of Certified Public Accountants (“AICPA”) and the Pennsylvania Institute of Certified Public Accountants (“PICPA”). He is also involved in various civic activities in McMurray, Pennsylvania.

              Terry L Massaro (50), Director. Mr. Massaro became a director in March 2003. He is currently a partner with the accounting firm of Carbis Walker LLP, New Castle, Pennsylvania, and has been with the firm for over 25 years. He has focused on building expertise in the areas of manufacturing and nonprofit entities. Mr. Massaro is the quality control partner of the firm and captain of Carbis Walker’s peer review team, which is utilized by other firms as a mandatory quality control tool to meet standards set by the AICPA. Additionally, he is in charge of the firm’s report center where he is responsible for reviewing reports for accuracy and adherence to guidelines set by the AICPA. He is currently the alternate coordinator of manufacturing services and has served as the firm’s partner-in-charge of the New Castle office. Mr. Massaro received a bachelor of arts degree in business with a concentration in accounting from Westminster College. He is a member of the AICPA, the PICPA, and the Ohio Society of Certified Public Accountants.

              Joseph J. Prischak (73), Director. Mr. Prischak became a director in March 2003. He is the chairman of the board of the Plastek Group of Erie, Pennsylvania, a company which he founded in 1971. Mr. Prischak began his career at Erie Resistor in the molding department and then moved to the tool room where to took up his apprenticeship. He then worked for Penn Erie Manufacturing. With two partners, he founded Triangle Tool Company in 1956 in Erie, Pennsylvania. He then moved into the plastics field in 1971 with the founding of Plastek, an international tool making and plastic molding company in the field of plastic packaging for consumer products. The Plastek Group now has over 2,000 employees. In 1991, Mr. Prischak was honored with the “Master Entrepreneur of the Year” Award, which is sponsored by Inc. Magazine, Merrill Lynch Financial Services, and Ernst and Young. He has served on the Hamot Corporators Board, and currently serves on Penn State Behrend Council of Fellows. Since December 1999, he has been a director of Echocath, Inc., a public company located in Princeton, New Jersey, which develops, manufactures and markets medical devices, which enhance and expand the use of ultrasound technology for medical applications and procedures.

Board Committees and Meetings

              During the fiscal year ended December 31, 2003, the Board of Directors held two meetings. During this period, all of the directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served. All other actions were taken by unanimous written consent. The Company currently does not have a Nomination Committee.

              On March 29, 2004, the Company’s Board of Directors elected to establish a Compensation and Management Development Committee (Compensation Committee). The Compensation Committee’s basic responsibility is to review the performance and development of management in achieving corporate goals and objectives and to assure that the Company’s senior executives are compensated effectively in a manner consistent with its strategy, competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, this committee oversees all of the Company’s compensation, equity and employee benefit plans and payments, including the 2002 Stock Option Plan. Mel Grata and Terry L. Massaro are members of our Compensation Committee. As the Compensation Committee was formed subsequent to December 31, 2003, this committee held no meetings during the last fiscal year. Both men are “independent” according to the rules of the American Stock Exchange.

              The Audit Committee is responsible for reviewing the financial information, which will be provided to shareholders and others, the systems of internal controls, which management and the Board of Directors have established, the performance and selection of independent auditors, and the Company’s audit and financial reporting processes. This committee held two meetings during the last fiscal year. Donald L. Franty and Terry L. Massaro are members of our audit committee. The Board of Directors has determined that Mr. Massaro is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. Both men are “independent” according to the rules of the American Stock Exchange. A copy of the charter for the Audit Committee is attached hereto as Appendix A.

              On March 29, 2004, the audit committee held a meeting to review the Company’s audited financial statements for fiscal year 2003. The audit committee reviewed and discussed the financial statements and Form 10-KSB text with Shawn C. Fabry, the Company’s Chief Financial Officer, and Beard Miller Company LLP, the Company’s independent auditor. The audit committee discussed the following: significant accounting policies, significant estimates, audit adjustments, and difficulties encountered in performing the audit. The audit committee also confirmed the independence of Beard Miller Company LLP. Based on the review and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission. Lastly, the audit committee recommended the retention of Beard Miller Company LLP.

Director Compensation

              During the 2003 fiscal year, non-employee directors were each paid a $3,000 annual retainer fee for serving on the Board of Directors, except that audit committee members were paid an additional $750 for their services.

              On March 29, 2004, based upon the recommendation of the Compensation and Management Development Committee and based on competitive data, the Board of Directors adopted changes to the cash and equity compensation to be paid to members of the Board of Directors and committees of the Board of Directors effective as of June 2, 2004. These changes were adopted in order to bring the compensation packages of our board members more in line with compensation paid to directors of comparable companies, recognize the increased workload and responsibilities of board and committee members in recent years, and enable us to attract qualified directors when needed. The new board compensation will be as follows:

•	Each non-employee director will receive an annual retainer of $2,000, Audit Committee members will receive an additional annual retainer of $750 and the Compensation and Management Development Committee members will receive an additional annual retainer of $500;

•	Each non-employee member of each standing committee will receive an additional fee of $500 per meeting attended; and

•	Each new non-employee director will receive an initial stock option grant for 1,000 shares, and each continuing non-employee director will receive an annual stock option grant for 1,000 shares. Such options shall be granted with an exercise price equivalent to the closing price of the Company’s stock on the date of Annual Shareholders’ Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED HEREIN

2. Amendment and Restatement of 2002 Stock Option Plan

              On July 25, 2003, our Board of Directors unanimously approved the amended and restated 2002 Stock Option Plan (“Plan”), subject to approval by our shareholders at the Annual Meeting. If approved, the Plan will be applicable to awards granted on or after July 25, 2003 (the “Effective Date”), and will replace the 2002 Stock Option Plan for all awards granted on or after the Effective Date.

              The primary change to the Plan that was approved at the Special Meeting of Shareholders held April 4, 2002 is the recommendation that the Plan provide for quarterly adjustment in the number of Available Shares, commencing upon the beginning of the next fiscal quarter, to a number equal to 20% of the number of shares outstanding as of the end of the preceding fiscal quarter or 1,750,000 shares, whichever is greater.

              The Plan is designed to (i) induce qualified persons to become employees, officers, or directors of the Company; (ii) reward such persons for past services to the Company; (iii) encourage such persons to remain in the employ of the Company or associated with the Company; and (iv) provide additional incentive for such persons to put forth maximum efforts for the success of business of the Company.

              The Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”). Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). In addition to determining who will be granted Options, the Committee has the authority and discretion to determine when Options will be granted and the number of Options to be granted. The Committee may determine which Options may be intended to qualify (“Incentive Stock Option”) for special treatment under the Internal Revenue Code of 1986, as amended from time to time (the “Code”), or Non-Qualified Options (“Non-Qualified Stock Options”), which are not intended to so qualify. See “Federal Income Tax Consequences” below. The Committee also may determine the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the instruments evidencing Options granted under the Plan. The Committee may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan. The Committee may amend the Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements.

              Grants to employee directors and officer/directors can be either Non-Qualified Stock Options or Incentive Stock Options, to the extent that they do not exceed the Incentive Stock Option exercise limitations, and the portion of an option to an employee director or officer/director that exceeds the dollar limitations of Code Section 422 will be treated as a Non-Qualified Stock Option.

              The Committee also may construe the Plan and the provisions in the instruments evidencing options granted under the Plan to employee and officer participants and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may not adversely affect the rights of any participant under any unexercised option or any potion thereof without the consent of such participant. This Plan will remain in effect until it is terminated by the Compensation Committee, except that no Incentive Stock Option will be granted after January 28, 2012.

              The Plan contains provisions for proportionate adjustment of the number of shares for outstanding options and the option price per share in the event of stock dividends, recapitalizations resulting in stock splits or combinations or exchanges of shares.

              Participants in the Plan may be selected by the Committee from employees and officers of the Company and its subsidiaries and consultants to the Company and its subsidiaries. In determining the persons to whom options will be granted and the number of shares to be covered by each option, the Committee will take into account the duties of the respective persons, their present and potential contributions to the success of the Company, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan.

              Only employees of the Company and its subsidiaries, as the term “employee” is defined for the purposes of the Code will be entitled to receive Incentive Stock Options. Incentive Stock Options granted under the Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Code and the Treasury Regulations thereunder.

              Each option granted under the Plan will be evidenced by a written option agreement between the Company and the optionee. The option price of any Incentive Stock Option may be not less than 100% of the Fair Market Value per share on the date of grant of the option; provided, however, that any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock will have an option price of not less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option. Each Non-Qualified Stock Option granted under the Plan will be at a price no less than 85% of the Fair Market Value per share on the date of grant thereof. “Fair Market Value” per share as of a particular date is defined in the Plan as the last sale price of the Company’s Common Stock as reported on a national securities exchange or on the NASDAQ System or, if none, the average of the closing bid and asked prices of the Company’s Common Stock as reported by NASDAQ or, if such quotations are unavailable, the value determined by the Committee in its discretion in good faith.

              The exercise period of options granted under the Plan may not exceed ten years from the date of grant thereof. Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Company will be for no more than five years. The Committee will have the authority to accelerate or extend the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. However, no exercise period may be extended to increase the term of the option beyond ten years from the date of the grant.

              To exercise an option, the optionee must pay the full exercise price in cash, in shares of Common Stock having a Fair Market Value equal to the option price or in property or in a combination of cash, shares, and property and, subject to approval of the Committee. The Committee has the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock thereunder and, if so, to determine the value of the property received.

              An option may not be exercised unless the optionee then is an employee, officer, or director of the Company or its subsidiaries, and unless the optionee has remained continuously as an employee, officer, or director of the Company since the date of grant of the option. If the optionee ceases to be an employee, officer, or director of the Company or its subsidiaries other than by reason of death, disability, or for cause, all options granted to such optionee, fully vested to such optionee but not yet exercised, will terminate three months after the date the optionee ceases to be an employee, officer or director of the Company. All options which are not vested to an optionee, under the conditions stated in this paragraph for which employment ceases, will immediately terminate on the date the optionee ceases employment or association.

              If an optionee dies while an employee, officer or director of the Company, or if the optionee’s employment, officer, or director status terminates by reason of disability, all options theretofore granted to such optionee, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised at any time within one year after the date of death or disability of said optionee, by the optionee or by the optionee’s estate or by a person who acquired the right to exercise such options by bequest or inheritance or otherwise by reason of the death or disability of the optionee.

              Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised, during the lifetime of the optionee, only by the optionee and thereafter only by his legal representative. An optionee has no rights as a shareholder with respect to any shares covered by an option until the option has been exercised.

              As a condition to the issuance of shares upon the exercise of an option, the Company will require the optionee to pay to the Company the amount of the Company’s tax withholding liability required in connection with such exercise. The Company, to the extent permitted or required by law, may deduct a sufficient number of shares due to the optionee upon exercise of the option to allow the Company to pay such withholding taxes. The Company is not obligated to advise any optionee of the existence of any tax or the amount which the Company will be so required to withhold.

FEDERAL INCOME TAX CONSEQUENCES

              The federal income tax discussion set forth below is included for general information only. Optionees are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state, and local income and other tax laws.

INCENTIVE STOCK OPTIONS

              No income results to the holder of an Incentive Stock Option upon the grant thereof or issuance of shares upon exercise thereof. The amount realized on the sale or taxable exchange of the Option Shares in excess of the option exercise price will be considered a capital gain, except that, if a sale, taxable exchange, or other disposition occurs within one year after exercise of the Incentive Stock Option or two years after the grant of the Incentive Stock Option (generally considered to be a “disqualifying disposition”), the optionee will realize compensation, for federal income tax purposes, on the amount by which the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on the sale of the shares, exceeds the exercise price. Any appreciation on the shares between the exercise date and the disposition will be taxed to the optionee as capital gain. The difference between the exercise price and the fair market value of the shares acquired at the time of exercise is a tax preference item for the purpose of calculating the alternative minimum tax on individuals under the Code. This preference amount will not be included again in alternative minimum taxable income in the year the taxpayer disposes of the stock.

NON-QUALIFIED STOCK OPTIONS

              No compensation will be realized by the optionee of a Non-Qualified Stock Option at the time it is granted. Upon the exercise of a Non-Qualified Stock Option, an optionee will realize compensation for federal income tax purposes on the difference between the exercise price and the fair market value of the shares acquired at the time of exercise. If the optionee exercises a Non-Qualified Stock Option by surrendering shares of the Company’s Common Stock, the optionee will not recognize income or gain at the time of exercise.

CONSEQUENCES TO THE COMPANY

              The Company recognizes no deduction at the time of grant or exercise of an Incentive Stock Option and recognizes no deduction at the time of grant of a Non-Qualified Stock Option. The Company will recognize a deduction at the time of exercise of a Non-Qualified Stock Option on the difference between the option price and the fair market value of the shares on the date of grant. The Company also will recognize a deduction to the extent the optionee recognizes income upon a disqualifying disposition of shares underlying an Incentive Stock Option.

VESTING

              At the time of grant, the Committee may specify the period or periods of time within which each Option or portion thereof will first become exercisable or vest.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND
RESTATED 2002 STOCK OPTION PLAN

3. Ratification of the Selection of Beard Miller Company LLP as Independent Auditors

              The Board of Directors is seeking ratification of its selection of Beard Miller Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004, as recommended by the Board of Directors. If the number of votes cast against ratification exceeds the number of votes cast in favor of ratification, the Board of Directors may reconsider the selection of independent auditors. Representatives of Beard Miller Company LLP are not expected to be present at the meeting.

              Beard Miller Company LLP is currently the Company’s independent auditors, having replaced Baier & Williams LLP as of July 25, 2003. Our Audit Committee selected Beard Miller Company LLP based on the results of an extensive proposal process to find a replacement firm for Baier & Williams LLP who elected to not register with the Public Accounting Oversight Board (PCAOB) to continue work with public registrants. During the two most recent fiscal years and the subsequent interim period, neither the Company nor anyone on its behalf consulted Beard Miller Company LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements.

              In September 2003, the Company engaged Beard Miller Company LLP to perform audits on its financial statements for fiscal years ended December 31, 2003 and 2002. In connection with the audit, the accompanying consolidated financial statements as of December 31, 2002 and for the year then ended have been restated from those previously issued to account for the issuance of 200,000 common stock warrants in November 2002, net of tax effects and to correct an error related to the Company’s tax provision in the amount of $199,871. The restatement decreased net income for the fourth quarter and year ended December 31, 2002 by $348,071 and both basic and diluted income per share by $0.03. Please refer to the Company’s 2003 10-KSB for additional information on the restatement.

              Baier & Williams LLP had audited the Company’s financial statements for the fiscal year ended December 31, 2001 and 2002. The report of Baier & Williams did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and the subsequent interim period, there were no disagreements with Baier & Williams LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Baier & Williams LLP, would have caused it to make reference to the subject matter of the disagreement.

Independent Auditor Fee Information

Fees for professional services provided by our principal independent auditors in each of the last two fiscal years, in each of the following categories are:

	2003	2002

Audit Fees	$27,684	$23,140
Audit-Related Fees	4,150	—
Tax Fees	—	—
All Other Fees	—	—

	$31,834	$23,140

              Fees for audit services include fees associated with the annual audit and reviews of the Company’s quarterly reports on Form 10-Q. Audit-related fees principally include accounting consultation in connection with proposed transactions.

Audit Committee Approval Process

              All audit fees require pre-approval by the Company’s audit committee. The Company’s independent auditor can provide other non-audit services only if they are pre-approved by the audit committee. The pre-approval requirement may be waived with respect to the provision of non-audit services if (i) the aggregate amount of all such non-audit services provided constitutes less than 5% of the total amount of revenues paid by the issuer to its auditor (calculated on the basis of the revenues paid by the issuer during the fiscal year when the non-audit services are performed) (ii) such services were not recognized by the issuer at the time of the engagement to be non-audit services and (iii) such services are promptly brought to the attention of the audit committee and approved prior to completion of the audit. The authority to pre-approve services can be delegated to one or more members of the audit committee, but any decision by the delegate must be presented to the full audit committee.

In 2003, 100% of all audit-related, tax and other fees were approved by the audit committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
OF THE SELECTION OF BEARD MILLER COMPANY LLP

OWNERSHIP OF SECURITIES

              The following table sets forth information known to us with respect to beneficial ownership of our common stock as of December 31, 2003 for (i) each director and nominee, (ii) our Chief Executive Officer and the four other highest paid executive officers named in the Summary Compensation Table below (the “Named Executive Officers”) and (iii) all executive officers and directors as a group. To our knowledge, there were no beneficial owners of five percent or more of the outstanding shares of our common stock as of December 31, 2003., except as set forth in the table below.

              Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person or group as of December 31, 2003 includes shares of common stock that such person or group had the right to acquire on or within 60 days after December 31, 2003, including, but not limited to, upon the exercise of options. References to options in the footnotes of the table below include only options to purchase shares that were exercisable on or within 60 days after December 31, 2003. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of 9,972,912 shares of Common Stock outstanding plus options exerciseable within 60 days of December 31, 2003, for purposes of computing the percent of class owned by a particular beneficial owner as of December 31, 2003.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class (3)

Joseph Giordano, Jr.	4,024,998		38.6%
RD #1, Box 610
New Wilmington, PA 13142

Charles J. Long, Jr.	4,007,946		38.5%
RD #4, Box 62-A
New Castle, PA 16101

Jay A. Martin	468,436	(3)	4.5%
1619 Stanton Avenue
New Castle, PA 16101

Mel Grata	46,500		*
2757 E. State Street
Hermitage, PA 16148

Thomas J. Giordano	46,089		*
14 Club Drive
New Castle, PA 16105 (4)

Joseph J. Prischak	1,000		*
2425 West 23rd Street
Erie, PA 16506

Donald L. Franty	0		—
455 Valleybrook Road, Suite 200
McMurray, PA 15317

12

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (3)

Terry L. Massaro	0	—
2599 Wilmington Road
New Castle, PA 16105

All officers and directors as a group (8 persons)	8,594,969	82.7%

*	Less than 1% ownership

(1)	To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

(2)	Stock options exerciseable within 60 days of the date of the above table are included in the beneficial ownership total for purposes of computing the percent of the class owned.

(3)	Includes options to purchase 440,000 shares.

(4)	Thomas Giordano is the son of Joseph Giordano, Jr.

              Messrs. Giordano, Jr. and Long may be deemed to be “parents” of our Company within the meaning of the rules and regulations of the Securities and Exchange Commission.

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than 10% beneficial owners are also required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

              Based solely upon a review of the copies of such forms furnished to us, or written representations that no Form 5 filings were required, we believe that during the fiscal year ended December 31, 2003, there was compliance with all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners except as follows:

Reporting Person	Date Report Due	Date Report Filed

Joseph Giordano, Jr.	Form 4 due 02/07/03	02/12/03
Charles J. Long, Jr.	Form 4 due 02/07/03	02/12/03
Joseph M. Giordano	Form 4 due 02/12/03	02/20/03
Mel Grata	Form 3 due 03/11/03	04/28/03
Donald L. Franty	Form 3 due 03/11/03	04/09/03
Terry Massaro	Form 3 due 03/11/03	04/09/03
Mel Grata	Form 4 due 03/14/03	02/05/04
Joseph J. Prischak	Form 3 due 04/03/03	04/25/03
Joseph J. Prischak	Form 5 due 02/14/04	04/02/04
Shawn C. Fabry	Form 3 due 08/04/03	10/23/03
Mel Grata	Form 4 due 12/29/03	02/05/04

13

              Given the number of filings that were not in compliance with the Section 16(a) filing deadlines, the Company has reviewed its policies and procedures in this area. On March 29, 2004, the Board of Directors unanimously approved an Insider Trading Policy, which among other provisions, created a Corporate Compliance Officer of the Company to monitor Section 16(a) filing requirements and reporting obligations.

Equity Compensation Plans

As of December 31, 2003, our equity compensation plans were as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans	1,215,000	$1.29	535,000
approved by security
holders

Equity compensation plans	200,000	$5.00	None
not approved by security
holders (1)

Total	1,415,000	$2.87	535,000

(1)	On November 14, 2003, the Board of Directors approved the grant of 200,000 warrants to an independent consultant. The grant was not subject to security holder approval.

Stock Option Plans

              On April 4, 2002, as amended by the Board of Directors on July 25, 2003 and subject to shareholder approval (see Proposal No. 2), our shareholders adopted a 2002 Stock Option Plan under which 1,750,000 shares are reserved initially for grant to provide incentive compensation to officers and key employees. The aggregate number of shares under option may not exceed a number equal to the greater of (i) 20% of the number of shares of common stock outstanding at the end of the Corporation’s last completed fiscal year or (ii) 1,750,000.

              The board of directors administers the Stock Option Plan. Options may be granted for up to 10 years at not less than the fair market value at the time of grant, except that the term may not exceed five years and the price must be 110% of fair market value for any person who at the time of grant owns more than 10% of the total voting power of the Company. At the time of grant, the board of directors may specify the period or periods of time within which each Option or portion thereof will first become exercisable or vest. The Plan will remain in effect until the board of directors terminates it, except that no incentive stock option, as defined in Section 422 of the Internal Revenue Code, may be granted after January 28, 2012.

              Options may be exercised by payment of the option price (i) in cash, (ii) by tender of shares of Company common stock which have a fair market value equal to the option price, or (iii) by such other consideration as the board of directors may approve at the time the option is granted.

              As of December 31, 2003, options to purchase a total of 1,215,000 shares of common stock have been granted under this Plan.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

              The following table sets forth the compensation earned by the Named Executive Officers for services rendered in all capacities to the Company and its subsidiaries for each of the last three or fewer fiscal years during which such individuals served as executive officers. We have not granted restricted stock or stock appreciation rights to any of the persons listed below during the past three fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the Company’s 2003 fiscal year has been excluded by reason of his or her termination of employment or change in executive officer status during that fiscal year.

TABLE 1: SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation			Long Term Compensation			All Other Compensati on ($) (3)

					Awards		Payouts

		Salary ($)	Bonus ($)	Other Annual Compensa- tion ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)

Joseph Giordano,	2003	200,000	25,000	-0-	-0-	-0-	-0-	-0-
Jr., President (1)	2002	150,000	30,000	-0-	-0-	-0-	-0-	-0-
	2001	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Charles J. Long, Jr.,	2003	200,000	25,000	-0-	-0-	-0-	-0-	-0-
Secretary and	2002	150,000	30,000	-0-	-0-	-0-	-0-	-0-
Treasurer	2001	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Jay A. Martin, Vice
President of
Operations	2003	125,000	25,000	-0-	-0-	325,000	-0-	1,500

Gregory F. Martini	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-
(2)	2001	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)	Mr. Giordano has been the President since January 28, 2002.

(2)	Mr. Martini served as the CEO of Golden Hole, Inc. and was not considered an executive officer of the Company during fiscal 2003.

(3)	Other Compensation consists of contributions made by the Company on behalf of the executive officer to a defined contribution plan.

Stock Option Grants

              The following table provides information with respect to the stock option grants made during our 2003 fiscal year under the 2002 Stock Option Plan to each Named Executive Officer. No stock appreciation rights were granted to the Named Executive Officers during the fiscal year. Options have a maximum term of ten years measured from the applicable grant date, subject to earlier termination in the event of the optionee’s cessation of service with us. Each of the options will vest and become exercisable in increments of 100,000, 75,000, 75,000 and 75,000 on December 31, 2003, 2004, 2005 and 2006, respectively. However, each of the options will immediately become exercisable for all of the option shares in the event we are acquired by merger or asset sale, unless the options are assumed or replaced by the acquiring entity. The exercise price of each option may be paid in cash or in shares of common stock valued at the closing selling price on the exercise date or may be paid with the proceeds from a same-day sale of the purchased shares.

TABLE 2: OPTION/SAR GRANTS IN LAST FISCAL YEAR

	Number of Securities Underlying Options/SARS Granted (#)	% of Total Options/SARS Granted to Employees in Fiscal Year	Exercise or Base Price Per Share ($/Share)	Expiration Date

Jay A. Martin,
Vice President of
Operations (3)	325,000	59%	$ 1.15	7/25/2013

15

Stock Option Exercises and Holdings

              The table below sets forth information concerning the exercise of options by each of the Named Executive Officers during the Company’s 2003 fiscal year and the unexercised options held by them as of the end of the fiscal year. The value realized represents the difference between the aggregate closing selling price of the shares on the date of exercise less the aggregate exercise price paid. The value of unexercised in-the-money options is based on the closing price of the Company’s common stock on December 31, 2003 of $1.90 per share, minus the exercise price, multiplied by the number of shares issuable upon exercise of the option. These values have not been, and may never be, realized. No stock appreciation rights were exercised during the fiscal year, and no stock appreciation rights were outstanding at the end of the fiscal year.

TABLE 3: AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exerciseable/ Unexerciseable	Value of Unexercised in- the-money Options/SARs at FY-End ($) Exerciseable/ Unexerciseable

Jay A. Martin,
Vice President of			440,000/	$251,800/
Operations (3)	-0-	-0-	535,000	$329,950

Employment Contracts, Termination of Employment and Change in Control Agreements

              At the end of our2003 fiscal year, none of our executive officers had employment or severance agreements with us, and their employment could be terminated at any time at the discretion of the Board of Directors.

              In the event of a sale or all or substantially all of the assets of the Company, or a merger or consolidation or other reorganization in which the Company is not the surviving corporation, or in which the Company becomes a subsidiary of another corporation (any of the foregoing events, a “Corporate Transaction”) the right to exercise all then outstanding Options will vest immediately prior to such Corporate Transaction and will terminate immediately after such Corporate Transaction provided, however, that if the Board, in its sole discretion, determines that such immediate vesting of the right to exercise outstanding Options is not in the best interests of the Company, then the successor corporation must agree to assume the outstanding Options or substitute therefor comparable options of such successor corporation or a parent or subsidiary of such successor corporation.

              There are no agreements known to management that may result in a change of control of our Company.

Conflicts of Interest

              Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of our company. Insofar as the officers and directors are engaged in other business activities, we anticipate they will devote only a minor amount of time to those other business activities.

              Our officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to us. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

              Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Certain Relationships and Related Party Transactions

              Other than as disclosed below, none of our present directors, officers or principal shareholders, nor any family member of the foregoing, nor, to the best of our information and belief, any of our former directors, senior officers or principal shareholders, nor any family member of such former directors, officers or principal shareholders, has or had any material interest, direct or indirect, in any transaction, or in any proposed transaction which has materially affected or will materially affect us.

              The Company fabricates certain products for Giordano Construction Co., Inc., a company owned and controlled by Joseph Giordano, Jr., and Giordano Construction Co., Inc. provides building and construction services for the Company. During 2002 and 2001, IPEC sold $18,748 and $4,153 of products to Giordano Construction Co., Inc. There were purchases of services from Giordano Construction Co., Inc. of $8,245 and $0 in 2003 or 2002, respectively.

              The Company leases equipment from L&G Leasing, a limited partnership owned and controlled by Joseph Giordano, Jr. and Charles J. Long, Jr. During 2003 and 2002, IPEC paid $49,668 and $56,050 to L&G Leasing for its equipment leases. As of December 31, 2003, the Company’s lease obligations with L&G Leasing were satisfied. The Company does not anticipate any future leasing activity with L&G Leasing.

              Joseph Giordano, Jr. and Charles J. Long, Jr., officers, directors, and the former principal shareholders of IPEC have loaned sums to the Company from time to time. In March 2003, the Company had received a $650,000 advance from Mr. Giordano. The Company paid the entire outstanding balance on April 3, 2003. No amounts were owed by the Company to either of its principal shareholders as of December 31, 2003 and 2002.

              Joseph Giordano, Jr. and Charles J. Long, Jr. have personally guaranteed all of the debt owed to Sky Bank, formerly First Western Bank. At December 31, 2003 and 2002, $5,635,286 and $7,148,522, respectively, were owed under various long-term notes. In addition, the Company owed $4,380,000 and $2,550,000 at December 31, 2003 and 2002, respectively, under its secured line of credit with the bank. Messrs. Giordano and Long agreed to subordinate amounts owed to them by the Company to the bank’s interest.

              We believe that all of the transactions were made or entered into on terms that were no less favorable to us than those that could have been obtained from an unaffiliated third party.

AUDIT COMMITTEE REPORT

              The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

              The Audit Committee has reviewed and discussed with Company’s management and Beard Miller Company, LLP the audited consolidated financial statements of the Company contained in its Annual Report on Form 10-KSB for the 2003 fiscal year. The Audit Committee has also discussed with Beard Miller Company, LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.

              The Audit Committee has received and reviewed the written disclosures and the letter from Beard Miller Company LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed Beard Miller Company LLP its independence from the Company.

              Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for its 2003 fiscal year for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Terry L. Massaro, Chairman
Donald L. Franty

PROPOSALS FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS

              If you want to include a proposal in the proxy statement for the Company’s 2005 Annual Meeting, send the proposal to IPEC Holdings Inc., Attention: Charles J. Long, Jr., Corporate Secretary. For such proposals to be included in the Company’s proxy materials relating to its 2005 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 as well as the requirements of the Company’s Articles of Incorporation and bylaws must be satisfied and such proposals must be received by us not later than January 12, 2005. Proposals must be received on or before January 12, 2005 to be included in next year’s proxy statement.

              A shareholder who wishes to present a proposal at the 2004 Annual Meeting, but not for inclusion in the Company’s proxy statement relating to that meeting, must notify the Company of such proposal by March 28, 2005. If notice of the proposal is not received by the Company by that date, then the proposal will be deemed untimely and the Company will have the right to exercise discretionary voting authority and vote proxies returned to the Company with respect to such proposal.

ANNUAL REPORT

              Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 is being mailed to shareholders with this Notice of Annual Meeting and Information Statement.

OTHER MATTERS

              The Board of Directors knows of no other matters to be presented for shareholder action at the meeting. However, if other matters do properly come before the meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

APPENDIX A

AUDIT COMMITTEE CHARTER

The Audit Committee (“Committee”) is appointed by the Board to assist the Board in monitoring

a.	the integrity of the financial statements of the Company,

b.	the compliance by the Company with regulatory requirements and

c.	the independence and performance of the Company’s external auditors.

The members of the Audit Committee shall meet the independence and experience requirements as prescribed by the AMEX. In particular, the Chairman of the audit Committee shall have accounting or related financial management expertise. The members of the Audit Committee shall be appointed by the Board of Directors.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall at least annually, unless otherwise specified:

1.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.	Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

3.	Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including a description of any transactions as to which management obtained Statement on Auditing Standards (“SAS”) No. 50 letters.(1)

4.	Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

5.	Review with management and the independent auditor the Company’s quarterly financial statements prior to the filing of the Company’s Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.

6.	Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

(1)	Accountants may be requested to give an informal opinion on how a transaction should or could be accounted for or what type of opinion would be appropriate for a particular set of financial statements. To provide some guidance in this area, the Auditing Standards Board issued SAS-50 (Reports on the Application of Accounting Principles). The scope of SAS-50 includes written reports and oral advice rendered by a reporting accountant in public practice to principals in the transaction, other accountants, and intermediaries. “Intermediaries” are parties who advise principals and may include such professionals as lawyers and bankers. SAS-50 covers such circumstances irrespective of whether the request is associated with an accountant’s proposal to obtain a new client.

20

7.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

8.	Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

9.	Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor. Review the experience and qualifications of the Company’s senior finance executives.

10.	Approve the fees to be paid to the independent auditor.

11.	Establish guidelines for the retention of the independent auditor for any non-audit service. (Current guidelines are set forth on Exhibit A attached to this Charter.)

12.	Receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13.	Evaluate together with the Board the performance of the independent auditor and, whether it is appropriate to rotate independent auditors on a regular basis. If so determined by the Audit Committee, recommend that the Board replace the independent auditor.

14.	Recommend to the Board guidelines for the Company’s hiring of employees of the independent auditor who were engaged on the Company’s account.

15.	Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

16.	Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

17.	Obtain reports from management and the independent auditor that the Company’s subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Conduct, including disclosures of insider and affiliated party transactions.

18.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

19.	Discuss with the independent auditor the matters, if any, required to be discussed by Statement on Auditing Standards No. 99.

20.	Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

21.	Review the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

22.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable regulations and with the Company’s Code of Conduct.

23.	Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21

24.	Meet with the chief financial officer and the independent auditor in separate executive sessions.

25.	Assess its performance of the duties specified in this charter and report its findings to the Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are fairly stated and are in accordance with accounting principles generally accepted in the United States of America. This is the responsibility of management and the independent auditor.

Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’s Code of Conduct.

Exhibit A - Guidelines for the retention of the independent auditor for non-audit services

Allowable Non-Audit Services

The Company’s independent auditor may provide the following non-audit services:

1.	Tax compliance including preparation and filing returns tax counseling

2.	Due diligence assistance in connection with merger and acquisition transactions

3.	Providing “comfort letters” in connection with securities offerings

4.	Limited litigation support (limited to situations involving disputes related to financial statements audited by the independent auditor)

It will be permitted for the Company’s independent auditor to provide other non-audit services if they are pre-approved by the audit committee. The audit committee will disclose to investors in periodic reports its decision to pre-approve non-audit services. The pre-approval requirement may be waived with respect to the provision of non-audit services if

a.	the aggregate amount of all such non-audit services provided constitutes less than 5 % of the total amount of revenues paid by the issuer to its auditor (calculated on the basis of revenues paid by the issuer during the fiscal year when the non-audit services are performed), such services were not recognized by the issuer at the time of the engagement to be non-audit services; and

b.	such services are promptly brought to the attention of the audit committee and approved prior to completion of the audit.

The authority to pre-approve services can be delegated to one or more members of the audit committee, but any decision by the delegate must be presented to the full audit committee.

Unallowable Non-Audit Services

The Company’s independent auditor may not provide any of the following non-audit services:

1.	Information Technology consulting services - specifically financial information systems design and implementation (Assisting management with determining criteria for selection of information technology providers is allowable)

2.	Human Resources consulting or other services that entail functions of management

3.	Valuation services

4.	Merger and acquisition transaction structuring services

5.	Bookkeeping or other services related to the accounting records or financial statements

6.	Fairness opinions

7.	Contribution-in-kind reports

8.	Actuarial services

9.	Internal audit services

10.	Investment adviser or investment banking services

11.	Legal services and expert services unrelated to the audit

12.	Any other service that the Audit Committee or the Board of Directors determines, by regulation, is impermissible

23

APPENDIX B

COMPENSATION COMMITTEE CHARTER

Committee Member Qualifications

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of IPEC Holdings Inc. (the “Corporation”) shall be comprised of members with the following qualifications:

1.	The Committee shall consist entirely of independent Directors of the Board.

2.	The requisite number of the members of the Committee shall also satisfy, in the judgment of the Board, the applicable independence requirements.

3.	Each member shall be free of any relationship that, in the judgment of the Board from time to time, would interfere with the exercise of his or her independent judgment.

Committee Purpose

The purpose of the Compensation Committee is to:

1.	Oversee the policies of the Corporation relating to compensation of the Corporation’s executives and directors and make recommendations to the Board with respect to such policies.

2.	Produce a report on executive compensation for inclusion in the Corporation’s proxy statement (if required), in accordance with applicable rules and regulations.

3.	Monitor the development and implementation of succession plans for the Chief Executive Officer (“CEO”) and other key executives, and make recommendations to the Board with respect to such plans.

Committee Responsibilities

In addition to the purposes set forth above, the primary responsibilities of the Committee shall be to:

1.	Ensure that the Corporation’s executive compensation programs are designed to enable it to recruit, retain and motivate a large group of talented and diverse domestic and international executives.

2.	Ensure that Corporation’s executive and director compensation programs are appropriately competitive, support organization objectives and shareholder interests, and ensure a pay for performance linkage.

3.	Review and report to the Board for its consideration any cash incentive compensation plans, option plans, or other equity based plans that provide for payment in the Corporation’s stock or are based on the value of the Corporation’s stock, subject to any approvals required by the shareholders of the Corporation.

4.	Oversee the design, financing and administration of all employee benefit plans and programs of the Corporation, its subsidiaries and divisions, including the authority to (i) adopt, amend and terminate such plans and programs (unless approval by the Board or shareholders of the Corporation is required by law) and (ii) name and monitor the fiduciaries of the Corporation’s employee benefit plans that are subject to the Employee Retirement Income Security Act (ERISA).

5.	Review and approve annual corporate goals and objectives relevant to the CEO’s compensation; evaluate the CEO’s performance in light of those goals and objectives; and recommend for approval by the independent members of the Board, the CEO’s compensation level based on this evaluation.

24

6.	Meet annually with the CEO to discuss corporate goals and performance results.

7.	Recommend for Board approval, on an annual basis, the individual elements of total compensation for the named executive officers (Section 16 officers), other than the CEO.

8.	Recommend for Board approval, CEO and key executive succession plans, including plans in the event of an emergency or retirement of the CEO.

9.	Communicate in the annual Compensation Committee Report to shareholders the factors and criteria on which the compensation for the CEO and other named executive officers (Section 16 officers) was based.

10.	Undertake such other responsibilities or tasks as the Board may delegate or assign to the Committee from time to time.

11.	Annually assess and report to the Board on the performance and effectiveness of the Committee.

12.	Review this Charter on an annual basis, update it as appropriate, and submit it for the approval of the Board when updated.

General

1.	The Chairperson shall be appointed by the Board.

2.	The Committee shall meet at least one (1) time each year, or more frequently as circumstances require.

3.	The timing of the meeting(s) shall be determined by the Committee and the Board.

4.	Delegate any of its duties to subcommittees comprised of Committee members or officers of the Corporation, as the Committee may deem appropriate in its sole discretion.

5.	The Board may, at any time and in its complete discretion, remove any member of the Committee and may fill any vacancy in the Committee.

6.	A majority of the total number of members shall constitute a quorum of the Committee.

7.	A majority of the members of the Committee shall be empowered to act on behalf of the Committee.

8.	The Committee may seek the assistance and counsel of outside consultants, and shall have sole authority to retain and terminate such consulting firm, and to approve such firm’s fees and other retention terms at the Corporation’s expense, as the Committee determines is appropriate.

9.	Minutes shall be kept of each meeting of the Committee, and the Committee shall regularly provide reports of its actions to the Board.

25

DIRECTIONS FROM PITTSBURGH INTERNATIONAL AIRPORT

1.	Merge onto PA-60 N toward Moon/Beaver/Cargo/Pennsylvania Turnpike West (43 miles)

2.	Take Mitchell Road Exit and bear right (1/2 mile)

3.	Take left onto Clover Lane Drive (1/4 mile)

4.	Take first left onto Northgate Circle

5.	Take left into International Plastics and Equipment Corporation parking lot

6.	Enter through front office doors

26